                                                                   Exhibit 10.28

                            ASSIGNMENT OF RIGHTS IN
                           STOCK PURCHASE AGREEMENT

WHEREAS:

a. On January 31, 2000, William McKay entered into a Stock Purchase Agreement (the "Agreement") with Smith Acquisition Company, Inc., d/b/a Southwest Products Company, Inc. (the "Company"), Sunbase Asia, Inc. and Samuel T. Mok, Trustee, to purchase all of the outstanding stock of the Company from Sunbase Asia, Inc. and Samuel T. Mok, Trustee.

b. The Agreement does not permit the assignment of a party's rights under the Agreement without the written consent of the other parties.

c. As previously disclosed to the Trustee, William McKay wishes to purchase the Company stock with two other current management employees of the Company, so that their combined ownership of the Company will be William McKay - 70%, Frank P. Brothers - 15% and Gary S. Horany - 15%.

d. The lender who will be financing the purchase has requested that its loan be made directly to the Company rather than the individual purchasers.

e. In order to structure the purchase with a loan to the Company, William McKay, Frank P. Brothers and Gary S. Horany plan to create a new corporation which will actually purchase the stock of the Company and simultaneously merge with the Company, leaving the Company as the surviving corporation. That would place the loan with the Company as requested by the lender, and the Company would be owned 70% by William McKay, 15% by Frank
     P. Brothers and 15% by Gary S. Horany.

     f. Accordingly, William McKay wishes to assign his right to purchase all of the stock of the Company to the new corporation to be formed under the name "McKay, Brothers & Horany Acquisition Corp.," the shares of which will be owned 70% by William McKay, 15% by Frank P. Brothers and 15% by Gary S. Horany.

     g. The Company, Sunbase Asia, Inc. and Samuel T. Mok, Trustee, wish to consent to that assignment.

     ACCORDINGLY:

     William McKay hereby assigns to McKay, Brothers & Horany Acquisition
Corp., a corporation owned 70% by William McKay, 15% by Frank P. Brothers and 15% by Gary S. Horany, all of his right, title and interest in and to the Agreement, including all of his duties, obligations and responsibilities thereunder. William McKay acknowledges and agrees that this assignment to McKay, Brothers & Horany Acquisition Corp. will not relieve him personally of any of the duties, obligations and responsibilities he has under the Agreement or any other agreement or guaranty executed in connection therewith.

Dated: March 24, 2000                    /s/ William McKay
                                         -----------------------------
                                         William McKay

                           ACCEPTANCE OF ASSIGNMENT

     On behalf of McKay, Brothers & Horany Acquisition Corp., we hereby accept this assignment and agree to be bound by all of the duties, obligations and responsibilities of the purchaser under the Agreement.


Dated: March 24, 2000                   /s/ William McKay
                                        ------------------------------
                                        William McKay

Dated March 24, 2000                    /s/ Frank P. Brothers
                                        ______________________________
                                        Frank P. Brothers

Dated March 24, 2000                /s/ Gary S. Horany
                                        ______________________________
                                        Gary S. Horany

                             CONSENT TO ASSIGNMENT

     We hereby consent to the above assignment.

                                          Smith Acquisition Company, Inc.
                                          d/b/a Southwest Products Company, Inc.


Dated: March 24, 2000                     /s/ Samuel T. Mok
                                          ---------------------------------
                                          Samuel T. Mok, Chairman


                                          Sunbase Asia, Inc.

Dated: March 27, 2000                     /s/ Li Yuen Fai (Roger)
                                          ---------------------------------
                                          Li Yuen Fai (Roger), Chief Fin'l
                                          Officer

Dated: March 24, 2000                     /s/ Samuel T. Mok
                                          ---------------------------------
                                          Samuel T. Mok, Trustee